UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2018

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7450 Tilghman Street, Allentown, PA 18106

(Address of Principal Executive Offices) (Zip Code)

(610) 797-9500

(Registrant’s Telephone Number, Including Area Code)

 3939 West Drive, Center Valley, PA 18034

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2018, the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) informed JetPay Corporation (the “Company”) that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(2), as the Company has not maintained a minimum Market Value of Listed Securities (“MVLS”) of $35 million, based upon Nasdaq’s review of the Company’s MVLS for the last 30 consecutive business days. The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market under the symbol “JTPY.”

Pursuant to the Nasdaq Listing Rules, the Company has 180 days, or until September 12, 2018, in which to regain compliance with the MVLS requirement. In order to regain compliance with this requirement, the Company must evidence a MVLS of at least $35 million for a minimum of ten consecutive business days during such 180-day compliance period. In its notice letter, the staff of Nasdaq noted that the Company also does not meet the requirements under Listing Rules 5550(b)(1) and 5550(b)(3), which set forth alternative standards for continued listing on the Nasdaq Capital Market based upon stockholders’ equity or net income from continuing operations, respectively.

If the Company does not regain compliance with Nasdaq Listing Rule 5550(b)(2) prior to the expiration of the 180-day compliance period, it will receive written notification from Nasdaq that its securities are subject to delisting. At that time, the Company may appeal such delisting determination to a Hearings Panel.

The Company intends to actively monitor its MVLS, and is currently evaluating available options to regain compliance with the Nasdaq Listing Rules. There can be no assurance that the Company will be successful in regaining compliance with the Nasdaq Listing Rules and maintaining its listing of the Company’s common stock on the Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2018

JETPAY CORPORATION

By:	/s/ Gregory M. Krzemien
	Name:	Gregory M. Krzemien
	Title:	Chief Financial Officer